                                                       DELAWARE
                                                       INVESTMENTS
                                                       -----------

2000 SEMI-ANNUAL SHAREHOLDER REPORT
Delaware Diversified Growth Fund

May 17, 2000

Dear Shareholder:

Recap of Events -- If you could capture the markets' behavior over the last six months in a single word, that word would have to be erratic.

Performance of the major U.S. equity markets remained strong during the six-month period ending March 31, 2000, driven by rising productivity and corporate earnings. However, inflation fears prompted the Federal Reserve Board to continue its more restrictive monetary policy. The Fed followed up its interest rate increases of June 30 and August 24, 1999 with four additional rate hikes between November 1999 and May 2000. As of this writing, the federal funds rate - the rate banks charge each other on overnight loans - is 6.5%, its highest level since January 1991.

While these rate increases were not enough to completely dampen investors' enthusiasm, they introduced a new note of caution - at least for the "old economy" stocks of the Dow Jones Industrial Average. At first the Nasdaq Composite (the index that includes many younger technology and small capitalization companies) seemed unfazed by the interest rate increases. In fact, soaring prices and demand for technology stocks kept prices high and were largely responsible for the overall market's impressive gains through December 1999 (Source: Bloomberg).

Both the Dow and the Nasdaq took notice when the Fed increased interest rates by a quarter percentage point on February 2 and again on March 21, 2000. Throughout the first quarter 2000, the stock market experienced several bouts of wild volatility in anticipation of the Fed's moves. In March, the Dow fell to its lowest level in a year before recovering at the expense of the Nasdaq. Concerns over rising interest rates, potential inflation and lofty valuations on technology stocks took their toll on the Nasdaq Composite. After passing the 5000 milestone in early March, the Nasdaq composite fell sharply several times during the month, but each time recovered. The S&P fell sharply in February only to gain ground in March, reaching a high of 1550 on March 24 (Source:
Bloomberg). However, the Dow finished the first quarter down -5.0%, while the S&P 500 Index returned 7.7% and the Nasdaq closed the quarter up 12.3%.

Delaware Diversified Growth Fund invests primarily in equity securities of large-size companies that we believe have significantly greater growth potential than the average anticipated growth rate of companies included in the Standard & Poor's(R) Composite Stock Price Index. The Fund will generally consider large-size companies to include those in the Russell 1000 Growth Index.

Your Fund Managers

J. Paul Dokas, Senior Portfolio Manager and Senior Research Analyst, is responsible for producing quantitative research used to develop new global investment services, refine existing services and make asset allocation decisions. Prior to joining Delaware in 1997, he was Director of Trust Investment Management at Bell Atlantic Corporation. He earned a bachelor's degree at Loyola College in Baltimore and an MBA at the University of Maryland. He is a Chartered Financial Analyst.

Robert E. Ginsberg, Equity Analyst, graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in Economics and a concentration in Finance. Prior to joining Delaware in 1997, he was a consultant at Andersen Consulting working primarily with financial services companies. At Delaware, he handles diverse analytical responsibilities involving large capitalization stocks.

The Fund's Results

Delaware Diversified Growth Fund provided a total return of +35.11% (Class A shares at net asset value with distributions reinvested), for the six-month period ended March 31, 2000 outpacing the Fund's benchmarks, the Russell 1000 Growth Index and the S&P 500 Index. We attribute this return to strong stock selection. Please see the performance information on page 4 of this report.

The Fund focuses on stocks of large-cap growth companies and intends to approximately match the sector weightings of the Russell 1000 Growth Index. However, during the first quarter of 2000, we were attracted to several technology, telecommunications and media companies and increased our holdings in these sectors. In selecting stocks for the Fund, we focus primarily on the fundamentals of individual companies.

At the start of 2000, the Fund held a significant position in Time Warner, a multi-media entertainment company. We believed the company was well positioned for future growth as a result of its diversified holdings in film, publishing, music and cable networks and cable systems. In January, Time Warner was acquired by AOL, the country's largest internet provider, at a substantially higher price than Time Warner's stock was selling for. The merger will give Time Warner a platform for delivering its media content online to AOL's 20 million subscribers. The Fund benefited from the merger in January and again in March, when the price of AOL stock increased significantly.

The Fund also benefited from its holdings of Intel, the premier maker of computer chips. Intel reported outstanding sales during the fourth quarter of 1999, which is typically the best selling season for personal computers. Global economic recovery also boosted the company's international sales. In 1999, 57% of Intel's sales came from outside the United States (Source: Intel's 1999 Annual Report). In the coming months, we believe Intel will see even stronger growth worldwide as the developing economies continue to expand.

The Fund also held stocks in household products and consumer staples companies, such as Philip Morris, Procter & Gamble and Colgate Palmolive. We held roughly the same proportion of stocks in these sectors as the Russell 1000 Growth Index. The companies added diversification to the Fund, but overall, stocks in these sectors of the economy performed poorly during the past six months and our holdings hurt the Fund's performance.

Outlook

We have a generally positive view on the current investment environment and are encouraged that the Federal Reserve is making policy decisions in an attempt to prevent future problems. We believe a disciplined investment strategy can create a portfolio with very attractive risk/return characteristics and that consistent performance can result in superior long-term results. In our opinion, Delaware Diversified Growth Fund is well positioned to participate in the economy's overall health.

Top Ten Holdings
March 31, 2000
                                                                 Percentage
Company                       Industry                           of Net Assets

1.   Cisco Systems            Computers & Technology             6.77%
2.   General Electric         Electronics & Electrical           6.68%
3.   Microsoft                Software                           5.66%
4.   Intel                    Electronics & Electrical           5.58%
5.   Lucent Technologies      Telecommunications                 2.71%
6.   Time Warner              Cable, Entertainment, Media        2.45%
                              & Publishing
7.   Oracle                   Software                           2.26%
8.   Wal-Mart Stores          Retail                             2.18%
9.   Sun Microsystems         Computers & Technology             2.16%
10.  Pfizer                   Healthcare & Pharmaceuticals       2.12%


Portfolio Highlights
March 31, 2000

Number of Holdings                  124
P/E Ratio*                          33.5x
Median Market Capitalization        $36.05 billion

* Price to earnings ratios are based on trailing earnings for the period ended March 31, 2000.

Fund Objective

The Funds seeks to provide capital appreciation.

Total Fund Assets

$13.47 million

NASDAQ Symbols

Class A     DGDAX

Delaware Diversified Growth Fund Performance
Average Total Returns

                                                Six Months Ended         Since Inception*
                                                March 31, 2000
Delaware Diversified Growth Fund
(Institutional Class and Class A Shares
Excluding Sales Charge)                            35.11%                      18.07%
Class A Shares Including Sales Charge              27.32%                      15.98%
Russell 1000 Growth Index                          34.06%                      33.89%
S&P 500 Index                                      17.52%                      26.07%

Returns reflect reinvestment of distributions. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 1000 Growth Index is a measure of large capitalization company stocks that exhibit growth characteristics as defined by Frank Russell Company. The S&P 500 Index is a measure of 500 large capitalization company stocks. Both indexes are unmanaged. You cannot invest directly in an index. Past performance is not a guarantee of future results.

No sales charge or 12b-1 fees were imposed on Class A shares and no Class B or C shares were offered for the periods shown. A voluntary expense limitation was in effect for the periods shown. Returns would have been lower without the limitation.

* December 2, 1996 (commencement of operations).


Market Outlook - In our opinion, the overall outlook for the stock market appears positive both in the U.S. and overseas. However, we expect to see continued market volatility over the next few months as the Fed continues its effort to thwart inflation and investors continue to compare the merits of "old economy" to "new economy" stocks. We thank you for your continued investment in Delaware Diversified Growth Fund.

Sincerely,


/s/ Wayne A. Stork
-------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
-------------------
David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds

  Delaware Diversified Growth Fund
  Statement of Net Assets
  March 31, 2000
  (Unaudited)

                                                                     Number of              Market
                                                                       Shares                Value
                                                                     ------------------------------
  Common Stock - 100.07%
  Aerospace & Defense - 0.25%
  Honeywell International                                               637                 $33,562
                                                                                 ------------------
                                                                                             33,562
                                                                                 ------------------

  Banking, Finance & Insurance  - 3.13%
  American Express                                                      600                  89,362
  Chase Manhattan                                                       400                  34,875
  Citigroup                                                             900                  53,381
  Federal Home Loan                                                   1,900                  83,956
  J.P. Morgan                                                           200                  26,350
  MBNA                                                                2,300                  58,650
  Merrill Lynch & Company                                               400                  42,000
  Morgan Stanley Dean Witter                                            400                  32,625
                                                                                 ------------------
                                                                                            421,199
                                                                                 ------------------

  Business Services - 0.90%
  Electronic Data Systems                                               600                  38,513
  First Data                                                            800                  35,400
  PAYCHEX                                                               900                  47,138
                                                                                 ------------------
                                                                                            121,051
                                                                                 ------------------

  Cable, Entertainment, Media & Publishing - 6.62%
* AMFM                                                                  800                  49,700
* AT&T-Liberty Media                                                  1,600                  94,800
* Adelphia Communications                                             1,000                  49,000
  CBS                                                                 1,300                  73,612
* Chris-Craft Industries                                                721                  45,919
  Comcast - Special                                                   1,820                  78,943
* ECHOSTAR COMMUNICATIONS                                               800                  63,200
* TV Guide                                                              400                  19,225
  Time Warner                                                         3,300                 330,000
* Viacom                                                                800                  42,200
  Walt Disney                                                         1,100                  45,513
                                                                                 ------------------
                                                                                            892,112
                                                                                 ------------------

  Computers & Technology - 21.07%
* America Online                                                      2,900                 195,025
* Ariba                                                                 100                  20,962
* At Home                                                             1,300                  42,819
* CMGI                                                                  600                  67,987
* Cisco Systems                                                      11,800                 912,287
* Comverse Technology                                                   300                  56,700
* Dell Computer                                                       4,200                 226,538
* EMC                                                                 2,200                 275,000
* Exodus Communications                                                 300                  42,150
  Hewlett-Packard                                                     1,200                 159,075
  International Business Machines                                     1,800                 212,400
* Juniper Networks                                                      100                  26,356
  Linear Technology                                                   1,200                  66,000
* REALNETWORKS                                                          400                  22,775
* Sun Microsystems                                                    3,100                 290,480
* 3Com                                                                1,300                  72,313
* VeriSign                                                              200                  29,900
* Vignette                                                              100                  16,025
* Yahoo                                                                 600                 102,825
                                                                                 ------------------
                                                                                          2,837,617
                                                                                 ------------------

                                                                        Number of             Market
                                                                        Shares                 Value
                                                                        -------------------------------
     Consumer Products - 1.87%
     Gillete                                                             2,800                $105,525
     Kimberly-Clark                                                        800                  44,800
     Procter & Gamble                                                    1,800                 101,250
                                                                                    ------------------
                                                                                               251,575
                                                                                    ------------------

     Electronics & Electrical - 20.07%
   * Altera                                                                600                  53,550
   * Applied Materials                                                   1,800                 169,650
   * Applied Micro Circuits                                                200                  30,012
   * Broadcom                                                              200                  48,575
   * E-TEK Dynamics                                                        300                  70,575
     General Electric                                                    5,800                 900,088
     General Motors-Class H                                                300                  37,350
     Intel                                                               5,700                 752,044
     JDS Uniphase                                                          400                  48,225
   * Maxim Integrated Products                                             300                  21,319
     Motorola                                                              935                 133,121
   * PMC - Sierra                                                          300                  61,106
     Texas Instruments                                                   1,600                 256,000
   * Vitesse Semiconductor                                                 400                  38,500
   * Xilinx                                                              1,000                  82,813
                                                                                    ------------------
                                                                                             2,702,928
                                                                                    ------------------

     Energy - 1.06%
     Anadarko Petroleum                                                    800                  30,950
     Apache                                                                800                  39,800
     Enron                                                                 500                  37,438
     Williams                                                              800                  35,150
                                                                                    ------------------
                                                                                               143,338
                                                                                    ------------------

     Food, Beverage & Tobacco - 3.93%
     Anheuser Busch                                                        600                  37,350
     Bestfoods                                                             900                  42,131
     Campbell Soup                                                       1,100                  33,825
     Coca Cola                                                           3,500                 164,281
     McDonald's                                                            800                  30,050
     PepsiCo                                                             3,500                 120,969
     Philip Morris                                                       2,200                  46,475
     Ralston-Purina Group                                                2,000                  54,750
                                                                                    ------------------
                                                                                               529,831
                                                                                    ------------------

     Healthcare & Pharmaceuticals  - 12.57%
   * Affymetrix                                                            200                  29,687
     American Home Products                                              1,600                  85,800
   * Amgen                                                               2,600                 159,575
   * Biogen                                                                400                  27,950
     Bristol-Myers Squibb                                                2,600                 150,150
     Eli Lilly                                                           1,900                 119,700
     Guidant                                                               600                  35,288
     Johnson & Johnson                                                   2,300                 161,144
     Medtronic                                                           2,300                 118,306
     Merck & Company                                                     3,600                 223,650
     Pfizer                                                              7,800                 285,188
     Schering-Plough                                                     3,300                 121,275
     Warner-Lambert                                                      1,800                 175,500
                                                                                    ------------------
                                                                                             1,693,213
                                                                                    ------------------

                                                                         Number of             Market
                                                                         Shares                Value
                                                                        -------------------------------
     Retail - 7.06%
   * Amazon.com                                                            300                 $20,100
   * Best Buy                                                              700                  60,200
     CVS Corporation                                                     1,400                  52,587
     Circuit City Stores                                                   900                  54,787
   * Federated Department Stores                                           700                  29,225
     Gap                                                                 1,550                  77,209
     Home Depot                                                          4,300                 277,350
   * Safeway                                                               900                  40,725
     Target                                                                600                  44,850
     Wal-Mart Stores                                                     5,300                 294,150
                                                                                    ------------------
                                                                                               951,183
                                                                                    ------------------

     Software - 10.14%
     Adobe Systems                                                         600                  66,786
   * BEA Systems                                                           200                  14,675
   * Citrix Systems                                                        600                  39,750
     Computer Associates International                                     700                  41,431
   * Microsoft                                                           7,175                 762,344
   * Oracle                                                              3,900                 304,444
   * Siebel Systems                                                        200                  23,888
   * Sterling Software                                                   1,000                  30,500
   * Veritas Software                                                      625                  81,875
                                                                                    ------------------
                                                                                             1,365,693
                                                                                    ------------------

     Telecommunications - 11.05%
     A T & T                                                             1,300                  73,125
     ALLTEL                                                                800                  50,450
   * CIENA                                                                 300                  37,837
     Corning                                                               400                  77,600
   * Level 3 Communications                                                900                  95,175
     Lucent Technologies                                                 6,000                 364,500
   * MCI Worldcom                                                        2,700                 122,344
   * McLeod USA                                                            400                  33,925
   * Nextel Communications                                                 600                  88,950
     Nortel Networks                                                       300                  37,800
   * QUALCOMM                                                            1,300                 194,106
   * Qwest Communications International                                    800                  38,800
     Sprint                                                                800                  50,400
   * Sprint PCS                                                            400                  26,125
     Telephone & Data Systems                                              300                  33,300
   * Tellabs                                                               600                  37,791
     Time Warner Telecommunications                                        400                  31,800
   * Voicestream Wireless                                                  400                  51,525
   * Winstar Communications                                                700                  42,000
                                                                                    ------------------
                                                                                             1,487,553
                                                                                    ------------------

     Utilities - 0.35%
   * Calpine                                                               500                  47,000
                                                                                    ------------------
                                                                                                47,000
                                                                                    ------------------

     Total Common Stock (cost $10,428,834)                                                  13,477,855
                                                                                    ------------------


     Total Market Value of Securities - 100.07%
       (cost $10,428,834)                                                                  $13,477,855
     Liabilities Net of Receivables and Other Assets - (0.07%)                                  (9,178)
                                                                                    ------------------
     Net Assets Applicable to 1,005,710 Shares
       (no par value) Outstanding - 100.00%                                                $13,468,677
                                                                                    ==================

     Net Asset Value - Delaware Diversified
     Growth Fund A Class ($62,266 / 4,649 shares)                                               $13.39
                                                                                    ==================
     Net Asset Value - Delaware Diversified
     Growth Fund Institutional Class  ($13,406,411 / 1,001,061 shares)                          $13.39
                                                                                    ==================

     -------------------------------
     * Non-income producing security for the six months ended March 31, 2000.

     Components of Net Assets at March 31, 2000:
     Shares of beneficial interest (unlimited authorization - no par)                       $9,452,608
     Distributions in excess of net investment income                                          (11,967)
     Accumulated net realized gain on investments                                              979,015
     Net unrealized appreciation of investments                                              3,049,021
                                                                                    ------------------
     Total net assets                                                                      $13,468,677
                                                                                    ==================

     Net Asset Value and Offering Price per Share -
     Delaware Diversified Growth Fund
     Net asset value A Class (A)                                                                $13.39
     Sales charge (5.75% of offering price or 6.12% of the amount invested
            per share) (B)                                                                        0.82
                                                                                    ------------------
     Offering price                                                                             $14.21
                                                                                    ==================

     -------------------------------
     (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
     (B)    See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Delaware Diversified Growth Fund
Statement Of Operations
Six Months Ended March 31, 2000 (Unaudited)

Investment Income:
Dividends                                                                      $33,390
Interest                                                                           631        $34,021
                                                                             ---------


Expenses:
Management fees                                                                 36,262
Accounting and administration                                                    3,657
Professional fees                                                                2,400
Registration fees                                                                2,000
Trustees' fees                                                                   1,675
Dividend disbursing and transfer agent fees and expenses                         1,108
Custodian fees                                                                     835
Taxes (other than taxes on income)                                                 500
Distribution expenses                                                               54
Other                                                                            2,159
                                                                             ---------
                                                                                50,650
Less expenses absorbed or waived                                                (4,697)
Less expenses paid indirectly                                                     (275)
                                                                             ---------
Total expenses                                                                                 45,678
                                                                                       --------------

Net Investment Loss                                                                           (11,657)
                                                                                       --------------

Net Realized and Unrealized Gain
       on Investments:
Net realized gain on investments                                                            1,005,740
Net change in unrealized appreciation / depreciation of investments                         2,736,985
                                                                                       --------------

Net Realized And Unrealized Gain
       On Investments                                                                       3,742,725
                                                                                       --------------

Net Increase In Net Assets Resulting
       From Operations                                                                     $3,731,068
                                                                                       ==============



                             See accompanying notes

Delaware Diversified Growth Fund
Statements Of Changes In Net Assets

                                                                                      Six Months
                                                                                        Ended
                                                                                       03/31/00            Year Ended
                                                                                      (Unaudited)            09/30/99
                                                                                --------------------------------------
Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)                                                            ($11,657)             $16,373
Net realized gain on investments                                                       1,005,740              486,713
Net change in unrealized appreciation/depreciation of investments                      2,736,985              182,987
                                                                                --------------------------------------
Net increase in net assets resulting from operations                                   3,731,068              686,073
                                                                                --------------------------------------

Distributions To Shareholders From:
Net investment income:
       A Class                                                                               (28)                (107)
       Institutional Class                                                               (12,681)             (19,823)
Net realized gain on investments:
       A Class                                                                            (1,070)                   -
       Institutional Class                                                              (475,552)                   -
                                                                                --------------------------------------
                                                                                        (489,331)             (19,930)
                                                                                --------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
       A Class                                                                            54,894                    -
       Institutional Class                                                             1,100,110            7,975,000
Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
       A Class                                                                             1,098                  107
       Institutional Class                                                               488,233               19,823
                                                                                --------------------------------------
                                                                                       1,644,335            7,994,930
                                                                                --------------------------------------
Cost of shares repurchased:
       A Class                                                                           (13,387)              (3,643)
       Institutional Class                                                            (2,300,000)                   -
                                                                                --------------------------------------
                                                                                      (2,313,387)              (3,643)
                                                                                --------------------------------------
Increase (decrease) in net assets derived from capital
       share transactions                                                               (669,052)           7,991,287
                                                                                --------------------------------------

Net Increase in Net Assets                                                             2,572,685            8,657,430

Net Assets:
Beginning of period                                                                   10,895,992            2,238,562
                                                                                --------------------------------------
End of period                                                                        $13,468,677          $10,895,992
                                                                                ======================================



                             See accompanying notes

Delaware Diversified Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                                                                   A Class
                                                                                                   -------
                                                                         Six Months                                       Period
                                                                            Ended                                       12/02/96 (2)
                                                                         03/31/00 (1)    Year Ended      Year Ended         to
                                                                         (Unaudited)      09/30/99        09/30/98        09/30/97
                                                                         ---------------------------------------------------------
Net asset value, beginning of period                                       $10.300         $8.990         $10.160          $8.500

Income (loss) from investment operations:
   Net investment income (loss)                                             (0.011)(3)      0.036 (3)       0.082 (3)       0.067
   Net realized and unrealized gain (loss) on investments                    3.563          1.354          (0.755)          1.601
                                                                         ---------------------------------------------------------
   Total from investment operations                                          3.552          1.390          (0.673)          1.668
                                                                         ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income                                     (0.012)        (0.080)         (0.076)         (0.008)
   Distributions from net realized gain on investments                      (0.450)             -          (0.421)              -
                                                                         ---------------------------------------------------------
   Total dividends and distributions                                        (0.462)        (0.080)         (0.497)         (0.008)
                                                                         ---------------------------------------------------------

Net asset value, end of period                                             $13.390        $10.300          $8.990         $10.160
                                                                         =========================================================

Total return (4)                                                            35.11%         15.52%          (6.91%)         19.64%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                    $62            $10             $12              $8
    Ratio of expenses to average net assets                                  0.75%          0.75%           0.75%           0.75%
    Ratio of expenses to average net assets prior to expense limitation
    and expenses paid indirectly                                             1.13%          1.28%           2.28%           1.70%
    Ratio of net investment income to average net assets                    (0.18%)         0.36%           0.83%           0.91%
    Ratio of net investment income (loss) to average net assets prior to expense limitation
    and expenses paid indirectly                                            (0.56%)        (0.17%)         (0.70%)         (0.03%)
    Portfolio turnover                                                         97%           120%            163%             84%


                                                                                             Institutional Class
                                                                                             -------------------
                                                                            Six Months                                     Period
                                                                               Ended                                    12/02/96 (2)
                                                                            03/31/00 (1)   Year Ended      Year Ended        to
                                                                            (Unaudited)     09/30/99        09/30/98      09/30/97
                                                                         -----------------------------------------------------------

Net asset value, beginning of period                                         $10.300         $8.990         $10.160          $8.500
Income (loss) from investment operations:
   Net investment income (loss)                                               (0.011)(3)      0.036 (3)       0.082 (3)       0.067
   Net realized and unrealized gain (loss) on investments                      3.563          1.354          (0.755)          1.601
                                                                         -----------------------------------------------------------
   Total from investment operations                                            3.552          1.390          (0.673)          1.668
                                                                         -----------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income                                       (0.012)        (0.080)         (0.076)         (0.008)
   Distributions from net realized gain on investments                        (0.450)             -          (0.421)              -
                                                                         -----------------------------------------------------------
   Total dividends and distributions                                          (0.462)        (0.080)         (0.497)         (0.008)
                                                                         -----------------------------------------------------------

Net asset value, end of period                                               $13.390        $10.300          $8.990         $10.160
                                                                         ===========================================================

Total return (4)                                                              35.11%         15.52%          (6.91%)         19.64%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                  $13,406        $10,886          $2,227          $2,393
    Ratio of expenses to average net assets                                    0.75%          0.75%           0.75%           0.75%
    Ratio of expenses to average net assets prior to expense limitation
    and expenses paid indirectly                                               0.83%          0.98%           1.98%           1.40%
    Ratio of net investment income to average net assets                      (0.18%)         0.36%           0.83%           0.91%
    Ratio of net investment income (loss) to average net assets prior to expense limitation
    and expenses paid indirectly                                              (0.26%)         0.13%          (0.40%)          0.27%
      Portfolio turnover                                                         97%           120%            163%             84%

-------------------------------------------------------------------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Computed based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Delaware Diversified Growth Fund
Notes To Financial Statements
March 31, 2000 (Unaudited)

Delaware Group Equity Funds IV (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company offers two series, the Delaware Growth Opportunities Fund (formerly Delaware DelCap Fund) and the Delaware Diversified Growth Fund; each organized as a Delaware Business Trust. These financial statements and related notes pertain to the Delaware Diversified Growth Fund (the "Fund"). The Fund offers four classes of shares. The Delaware Diversified Growth Fund A Class carries a front-end sales charge of 5.75%. The Delaware Diversified Growth Fund B Class carries a back-end sales charge. The Delaware Diversified Growth Fund C Class carries a level load deferred sales charge and Delaware Diversified Growth Fund Institutional Class has no sales charge. As of March 31, 2000, only the Delaware Diversified Growth Fund A Class and the Delaware Diversified Growth Fund Institutional Class have commenced operations. The Fund's objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation- All equity securities are valued at the last quoted sales price as of the close of the NYSE on the valuation date. If on a particular day an equity security does not trade then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the

Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $140 for the six months ended March 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $135 for the six months ended March 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of the average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% in excess of $2,500 million. At March 31, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $8,188.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses, exceed 0.75% of average daily net assets of the Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At March 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $953.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. DDLP has elected voluntarily to waive such fees.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments

For the six months ended March 31, 2000, the Fund made purchases of $5,869,788 and sales of $6,046,643 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates the cost for book purposes. At March 31, 2000, net unrealized appreciation for federal income tax purposes aggregated $3,049,021 of which $3,462,598 related to unrealized appreciation of securities and $413,577 related to unrealized depreciation of securities. At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $10,428,834.

4. Capital Shares

Transactions in capital shares were as follows:

                                                               Six Months                   Year
                                                                  Ended                     Ended
                                                                03/31/00                  09/30/99
                                                            -----------------------------------------
 Shares sold:
      A Class..........................................          4,654                         -
      Institutional Class..............................         88,997                   806,946

Shares issued upon reinvestment of distributions
From net investment income and
net realized Gain on investments:
      A Class........................................                93                        12
      Institutional Class............................            41,516                     2,046
                                                           -----------------------------------------
                                                                135,260                   809,004
                                                           -----------------------------------------
Shares repurchased:
      A Class........................................            (1,078)                     (369)
      Institutional Class............................          (186,234)                        -
                                                           -----------------------------------------
                                                               (187,312)                     (369)
                                                           -----------------------------------------
Net increase (decrease)..............................           (52,052)                  808,635
                                                           =========================================


5. Line of Credit

Effective October 8, 1999, the Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemption's of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant`s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. Prior to October 8, 1999, the Delaware Diversified Growth Fund had a committed line of credit of $400,000. The Fund had no amounts outstanding at March 31, 2000 or at any time during the six-month period.